West Pharmaceutical Services, Inc. Fourth-Quarter and Full-Year 2016 Analyst Conference Call 9 a.m. Eastern Time, February 16, 2017 Speakers: Eric M. Green President and Chief Executive Officer William J. Federici Senior Vice President and Chief Financial Officer  A webcast of today’s call can be accessed in the “Investors” section of the Company’s web site: www.westpharma.com  To participate on the call please dial: − 877-930-8295 (U.S.) − 253-336-8738 (International). − The conference ID is 64056104  An online archive of the broadcast will be available at the site three hours after the live call and will be available through Thursday, February 23, 2017, by dialing: − 855-859-2056 (U.S.) − 404-537-3406 (International) − The conference ID 64056104 These presentation materials are intended to accompany today’s press release announcing the Company’s results for the fourth-quarter and full-year 2016 and management’s discussion of those results during today’s conference call.

Safe Harbor Statement Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP. Please refer to “Reconciliation of Non-GAAP Measures” at the end of these materials for more information. Trademarks Registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. 2 |

Full-Year 2016 Highlights * Excluding the impact from translational changes in foreign exchange  Implemented market-led strategy and aligned into Commercial, Global Operations and Innovation & Technology  Record-high net sales of $1.509 billion, representing 9.1% organic sales growth* ‒ Proprietary Products Segment organic sales growth of 9.9% ‒ Contract-Manufactured Products organic sales growth of 5.9%  Expanded capacity, reduced lead times and expanded gross profit margin by 60 basis points  Launched new high-value products; customers received FDA approvals of drugs using Crystal Zenith and SmartDose technology  Expanded adjusted operating profit margin by 120 basis points  Record-high adjusted diluted EPS of $2.18, representing 19% growth despite $0.04 negative impact from changes in currency rates 3 |

0% 100% 200% 300% 400% 500% 2011 2012 2013 2014 2015 20162012 2013 2014 2015 2016 Net Sales Sustained, Consistent Growth 2012 2013 2014 2015 2016 Adjusted Diluted EPS* (Non-GAAP) Constant Currency CAGR 6.8% Comparison of Cumulative Five-Year Total Return S&P MidCap 400 Index West Pharmaceutical Services, Inc. (WST) Sources: IR Insight, Company estimates *Please refer to “Reconciliation of Non-GAAP Measures” at the end of these materials for more information. Adjusted Diluted EPS CAGR 12.1%* $1.38 $2.18 +19% $1.27 Billion $1.51 Billion +9.1% organic CAGR 4.5% 4 |

Full-Year 2016 Highlights Proprietary Products, 79% of total sales BIOLOGICS Double-digit organic sales growth GENERICS Double-digit organic sales growth PHARMA Mid-single digit organic sales growth Mid-single digit organic sales growth CONTRACT- MANUFACTURED PRODUCTS 21% of total High-value product organic sales growth of 20% 5 |

Global Operations  Global manufacturing network of 28 plants across U.S., Europe, Asia and South America  Increased industry-leading quality metrics  Increased capacity and efficiencies, reducing lead times and backlog levels for high-value products  Global Supply Chain and Procurement drove lower costs and increased savings  Completed 60,000 sq ft expansion of Dublin contract manufacturing site  Planned increases of high-value product capacity with new facility in Waterford and expansions in Kinston, NC and Singapore Dublin contract manufacturing 6 |

Innovation & Technology  Expanded high-value product offerings, including NovaPure® 1-3mL plungers  Developing new high-value product component offerings and administration and safety devices  FDA approvals by our customers using Crystal Zenith® and SmartDose® technology  Developing next-generation self-injection devices and advanced formulations 7 |

STERILIZED WASHED COATED ADMINISTERED CAMERA INSPECTED QUALITY BY DESIGN CONTAINMENT SELF INJECTION 8 | Increasing levels of customer intimacy Increasing value to West Next Generation of Self-Injection Delivery Devices Our pipeline of new products is robust INJECTION MOLDING MULTI-COMPONENT ASSEMBLY

2017 Outlook  Raising full-year 2017 net sales organic sales growth to a new range of 7% to 9%, above West’s long-term target of 6% to 8%  2017 net sales range: $1.585 billion to $1.610 billion  2017 gross profit margin of 34.4% to 34.8%, an expansion of 120 to 160 basis over 2016  2017 adjusted diluted EPS(1) range: $2.45 to $2.57 − Represents 12% to 18% growth over 2016 − Assumes approximately $0.05-0.07 EPS headwind from stronger US dollar − Excluding changes in FX, EPS growth would be 15% to 21% (1) Please refer to “Notes to Non-GAAP Financial Measures” on slides 16-19, and “Non-GAAP Financial Measures” in today’s press release, for additional information regarding adjusted diluted EPS. 9 |

Fourth-Quarter 2016 Summary Results ($ millions, except earnings-per-share (EPS) data) (1) “Net sales at constant currency”, “adjusted operating profit”, and “adjusted diluted EPS” are Non-GAAP measures. See slides 16-19 and the discussion under the heading “Non-GAAP Financial Measures” in today’s press release for an explanation and reconciliation of these items. Except as noted, statements in these slides concerning comparative sales are measured on a constant currency basis. Three Months Ended December 31, 2016 2015 Reported Net Sales $382.3 $359.7 Net Sales at Constant Currency(1) $387.2 $359.7 Gross Profit Margin 32.3% 33.3% Reported Operating Profit $54.3 $45.2 Adjusted Operating Profit(1) $54.9 $46.6 Diluted EPS $0.52 $0.45 Adjusted Diluted EPS(1) $0.54 $0.47 10 |

$382.3 ($4.9) $25.8 $1.7 $359.7 2015 Volume & Mix Sales Price Currency 2016 Change in Consolidated Sales Fourth-quarter 2015 to 2016 ($ millions) 11 |

32.3% (0.6%) (0.7%) (1.4%) 1.3% 0.3% 0.1% 33.3% 2015 Volume & Mix Sales Price Raw Material Start-Up Costs & Contract Tooling JPY Denominated Materials Plant Overhead & Other 2016 Change in Gross Profit Margin % Fourth-quarter 2015 to 2016 12 |

Change in SG&A Costs Fourth-quarter 2015 to 2016 ($ millions) $60.9 ($2.9) $1.0 $0.4 $62.4 2015 Comp and Benefits Currency & Other Incentive & Stock Comp 2016 17.4% of Sales 15.9% of Sales 13 |

Cash Flow and Balance Sheet Metrics ($ millions) CASH FLOW ITEMS (UNAUDITED) (in millions) FINANCIAL CONDITION (UNAUDITED) (in millions) Twelve Months Ended December 31, 2016 2015 Depreciation and amortization $90.7 $89.9 Operating cash flow $219.4 $212.4 Capital expenditures $170.2 $131.6 As of December 31, 2016 As of December 31, 2015 Cash and cash equivalents $203.0 $274.6 Debt $228.6 $298.2 Equity $1,117.5 $1,023.9 Net debt-to-total invested capital 2.2% 2.3% Working capital $400.9 $359.4 14 |

2017 Full-Year Guidance ($ millions, except EPS) (1) (2) Proprietary Products net sales $1,245 to $1,260 Contract-Manufactured Products net sales $340 to $350 Consolidated net sales $1,585 to $1,610 Consolidated gross profit margin (% of net sales) 34.4% to 34.8% Full-year Reported Diluted EPS (1) (2) $2.45 to $2.57 per share (1) Guidance includes various currency exchange rate assumptions, most significantly the euro at $1.05 for 2017. Actual results will vary as a result of variability of exchange rates, among other items. (2) Assumes no non-recurring items in 2017. 15 |

Today’s press release, these presentation materials and associated presentation use the following financial measures that have not been calculated in accordance with generally accepted accounting principles (GAAP) accepted in the U.S., and therefore are referred to as non-GAAP financial measures:  Net sales at constant currency (organic sales)  Adjusted operating profit  Adjusted operating profit margin  Adjusted net income  Adjusted income tax expense  Adjusted diluted EPS  Net debt  Total invested capital  Net debt to total invested capital West believes that these non-GAAP measures of financial results provide useful information to management and investors regarding business trends, results of operations, and the Company’s overall performance and financial position. Our executive management team uses these financial measures to evaluate the performance of the Company in terms of profitability and efficiency, to compare operating results to prior periods, to evaluate changes in the operating results of each segment, and to measure and allocate financial resources to our segments. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing its financial measures with other companies. Our executive management does not consider such non-GAAP measures in isolation or as an alternative to such measures determined in accordance with GAAP. The principal limitation of these financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. In order to compensate for these limitations, non-GAAP financial measures are presented in connection with GAAP results. We urge investors and potential investors to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate the Company’s business. Net sales at constant currency translates the current-period reported sales of subsidiaries whose functional currency is other than the U.S. dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. In calculating adjusted operating profit, adjusted operating profit margin, adjusted income tax expense, adjusted net income and adjusted diluted EPS, we exclude the impact of items that are not considered representative of ongoing operations. Such items generally include restructuring and related costs, certain asset impairments, other specifically identified gains or losses, and discrete income tax items. Please see “Financial Guidance” and “Non-GAAP Financial Measures” in today’s press release for further information concerning reconciling items. Notes to Non-GAAP Financial Measures For additional details, please see today’s press release & Safe Harbor Statement 16 |

Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) See “Notes to Non-GAAP Financial Measures” (Slide 16-19), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. 17 | Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ million, except EPS data) Three months ended December 31, 2016 Operating profit Income tax expense Net income Diluted EPS Reported (GAAP) $54.3 $16.1 $39.1 $0.52 Restructuring and related charges 2.7 0.9 1.8 0.02 Pension curtailment gain (2.1) (0.8) (1.3) (0.01) Discrete tax items - (0.7) 0.7 0.01 Adjusted (Non-GAAP) $54.9 $15.5 $40.3 $0.54 Twelve months ended December 31, 2016 Operating profit Income tax expense Net income Diluted EPS Reported (GAAP) $196.8 $54.4 $143.6 $1.91 Restructuring and related charges 26.4 9.0 17.4 0.23 Venezuela currency devaluation 2.7 - 2.7 0.04 Pension curtailment gain (2.1) (0.8) (1.3) (0.01) Discrete tax items - (1.0) 1.0 0.01 Adjusted (Non-GAAP) $223.8 $61.6 $163.4 $2.18

Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) See “Notes to Non-GAAP Financial Measures” (Slide 16-19), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. 18 | Reconciliation of Net Sales to Net Sales at Constant Currency(1) ($ million, except EPS data) (1) Net sales at constant currency translates the current-period reported sales of subsidiaries whose functional currency is other than the U.S. dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. Three months ended December 31, 2016 Proprietary CM Eliminations Total Reported net sales (GAAP) $290.0 $92.4 $(0.1) $382.3 Effect of changes in currency translation rates 4.7 0.2 - 4.9 Net sales at constant currency (Non-GAAP)(1) $294.7 $92.6 $(0.1) $387.2 Twelve months ended December 31, 2016 Proprietary CM Eliminations Total Reported net sales (GAAP) $1,189.9 $320.2 $(1.0) $1,509.1 Effect of changes in currency translation rates 17.5 - - 17.5 Net sales at constant currency (Non-GAAP)(1) $1,207.4 $320.2 $(1.0) $1,526.6

Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) See “Notes to Non-GAAP Financial Measures” (Slide 16-19), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. 19 | Reconciliation of Reported and Adjusted Diluted EPS 2016 2015 2014 2013 2012 Diluted EPS Reported (GAAP) $1.91 $1.30 $1.75 $1.57 $1.15 Restructuring and related charges 0.23 - - - 0.05 Venezuela currency devaluation 0.04 - - - - Pension (curtailment) settlement (0.01) 0.43 - - - Executive retirement and related costs - 0.09 - - - License costs - - 0.01 - - Discrete tax items 0.01 0.01 0.02 0.06 0.03 Acquisition-related contingencies - - - - 0.01 Extinguishment of debt - - - - 0.14 Diluted EPS Adjusted (Non-GAAP) $2.18 $1.83 $1.78 $1.63 $1.38